                                                                    EXHIBIT 32.1

                                  CALTON, INC.
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


        In connection with the annual report of Calton, Inc. (the "Company") on Form 10-KSB/a for the fiscal year ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony
J. Caldarone, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 24, 2005               By: /s/ Anthony J. Caldarone
                                            ------------------------------------
                                            Anthony J. Caldarone
                                            CHAIRMAN OF THE BOARD OF DIRECTORS
                                            AND CHIEF EXECUTIVE OFFICER